UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   October 11, 2007

The Finish Line, Inc.
(Exact Name of Registrant as Specified in Charter)

Indiana	0-20184	35-1537210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana	46235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 899-1022

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 17, 2007, The Finish Line, Inc. (the “Company”) accepted the commitment (the “Commitment”) of UBS Loan Finance LLC and UBS Securities LLC (together, “UBS”) relating to financing for the acquisition by the Company of Genesco Inc. (“Genesco”) pursuant to the agreement and plan of merger dated as of June 17, 2007, by and among the Company, a subsidiary of the Company and Genesco.

On October 11, 2007, the Company issued a press release announcing that UBS has agreed to extend the expiration date of the Commitment to April 30, 2008.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Document

	99.1	Press Release dated October 11, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Finish Line, Inc.

Date: October 12, 2007	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Executive Vice-President , Chief Executive Officer and Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Document

99.1	Press Release dated October 11, 2007

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